SPDR® Series Trust

(the “Trust”)

Supplement dated September 10, 2025 to the Statement of Additional Information (“SAI”) dated October 31, 2024,

as may be supplemented from time to time

Effective immediately, the SPDR Bloomberg 1-3 Month T-Bill ETF may, under certain circumstance, issue creation units and deliver redemption proceeds on a T+0 (i.e., the same business day as the trade date) basis. Accordingly, effective immediately, the following changes are made to the SAI:

1.	The following replaces the second paragraph and chart within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS”:

The principal consideration for creations and redemptions for each Equity ETF is in-kind, although this may be revised at any time without notice. The principal consideration for creations and redemptions for each Fixed Income ETF is set forth in the table below:

Fund	Creation*	Redemption*
SPDR Bloomberg 1-10 Year TIPS ETF	In-Kind	In-Kind
SPDR Bloomberg 1-3 Month T-Bill ETF	In-Kind/Cash**	In-Kind/Cash**
SPDR Bloomberg 3-12 Month T-Bill ETF	In-Kind	In-Kind
SPDR Bloomberg Convertible Securities ETF	In-Kind	In-Kind
SPDR Bloomberg Emerging Markets USD Bond ETF	In-Kind	In-Kind
SPDR Bloomberg High Yield Bond ETF	In-Kind	In-Kind
SPDR Bloomberg Investment Grade Floating Rate ETF	In-Kind	In-Kind
SPDR Bloomberg Short Term High Yield Bond ETF	In-Kind	In-Kind
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	In-Kind	In-Kind
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Bloomberg Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	Cash	In-Kind
SPDR Portfolio Aggregate Bond ETF	In-Kind***	In-Kind***
SPDR Portfolio Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio High Yield Bond ETF	In-Kind	In-Kind
SPDR Portfolio Intermediate Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio Intermediate Term Treasury ETF	In-Kind	In-Kind
SPDR Portfolio Long Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio Long Term Treasury ETF	In-Kind	In-Kind
SPDR Portfolio Mortgage Backed Bond ETF	Cash	Cash
SPDR Portfolio Short Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio Short Term Treasury ETF	In-Kind	In-Kind
SPDR Portfolio TIPS ETF	In-Kind	In-Kind
SPDR Portfolio Treasury ETF	In-Kind	In-Kind

*	May be revised at any time without notice. ETFs that effect redemptions principally for cash may be less tax efficient than ETFs that effect redemptions principally in-kind.
**

The principal consideration for creations and redemptions for the Fund is in-kind or cash, except for redemptions settling on T+0 (as defined and discussed herein). The principal consideration for redemptions settling on T+0 is cash.

***	Cash is to be provided in lieu of TBA positions.

2.	The following replaces the second paragraph within the section entitled “PURCHASE (CREATION)”:

A “Business Day” with respect to a Fund is generally any day on which the NYSE is open for business, although Fixed Income ETFs will also not be open for orders on days when the bond markets are closed.

3.	The following replaces the fifth paragraph within the section entitled “PROCEDURES FOR PURCHASE OF CREATION UNITS”:

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” with respect to a creation order for a Fund is generally the first Business Day (“T+1”) after the Order Placement Date. With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, a Settlement Date that is the same date (“T+0”) as the Order Placement Date is available if an order is placed prior to 12:00 p.m. Eastern time and in accordance with provided instructions. With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, T+0 Settlement Dates are generally not available on days when bond markets are closed or on days when the Exchange closes early (i.e. before 4:00 p.m. Eastern time). All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor. Delivery of Creation Units for the SPDR Bloomberg 1-3 Month T-Bill ETF generally will occur on the same day for orders settling on T+0, and the following Business Day for orders settling on T+1.

4.	The following replaces the first and second paragraphs within the section entitled “PROCEDURES FOR REDEMPTION OF CREATION UNITS”:

After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The “Settlement Date” with respect to a redemption order for a Fund is generally T+1. With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, a T+0 Settlement Date is available if an order is placed prior to 12:00 p.m. Eastern time and in accordance with provided instructions. With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, T+0 Settlement Dates are generally not available on days when bond markets are closed or on days when the Exchange closes early (i.e. before 4:00 p.m. Eastern time). With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker- dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Delivery of redemption proceeds is generally T+1. Delivery of redemption proceeds for the SPDR Bloomberg 1-3 Month T-Bill ETF generally will occur on the same day for orders settling on T+0, and the following Business Day for orders settling on T+1. The order form specifies the date at which the delivery of redemption proceeds for a specific Fund is generally expected to occur.

5.	The following replaces the third paragraph within the section entitled “DETERMINATION OF NET ASSET VALUE”:

In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Fund relies on a third-party service provider for assistance with the daily calculation of the Fund’s NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund’s NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on its service provider and that service provider’s sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Each Fund may use various pricing services, or discontinue the use of any pricing service. Fixed-income assets (other than U.S. fixed-income assets) are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. U.S. fixed income assets are generally valued at 4:00 p.m. Eastern time (except U.S. fixed-income assets are generally valued as of 12:00 p.m. Eastern time for the SPDR Bloomberg 1-3 Month T-Bill ETF’s 12:00 p.m. Eastern time NAV calculation and 4:00 p.m. Eastern time for the Fund’s 4:00 p.m. Eastern time NAV calculation). Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets.

6.	The following replaces the first paragraph within the section entitled “LOCAL MARKET HOLIDAY SCHEDULES”:

The Trust generally intends to effect deliveries of the Funds’ redemption proceeds on T+1 (as noted in “Purchase and Redemption of Creation Units” above, the SPDR Bloomberg 1-3 Month T-Bill ETF may, in certain circumstances, deliver redemption proceeds on T+0). The ability of the Trust to effect in-kind redemptions within one Business Day of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the redemption proceeds, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within one Business Day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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